Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Note 21 — Income Taxes
For income tax purposes, the components of income (loss) before taxes were as follows for the years ended December 31:

	2014	2013	2012
Domestic	$(401,741)	$76,957	$176,075
Foreign	(41,418)	275,522	81,433
	$(443,159)	$352,479	$257,508

The components of income tax expense (benefit) were as follows for the years ended December 31:

	2014	2013	2012
Current:
Federal	$(20,824)	$58,507	$10,621
State	(403)	14,691	(759)
Foreign	9,195	15,545	2,968
	(12,032)	88,743	12,830
Deferred:
Federal	41,986	(53,711)	62,704
State	(997)	(4,325)	(431)
Foreign	(6,162)	(4,410)	1,482
Provision for valuation allowance on deferred tax assets	3,601	15,764	—
	38,428	(46,682)	63,755
Total	$26,396	$42,061	$76,585

Income tax expense differs from the amounts computed by applying the U.S. Federal corporate income tax rate of 35% as follows for the years ended December 31:

	2014	2013	2012
Expected income tax expense at statutory rate	$(155,106)	$123,368	$90,127
Differences between expected and actual income tax expense:
Impairment of goodwill	92,034	—	—
State tax, after Federal tax benefit	(1,084)	5,639	(1,184)
Provision for liability for selected tax items	6,084	12,218	5,558
Non-deductible regulatory settlements	53,375	—	—
Other permanent differences	(254)	(636)	15
Foreign tax differential	27,799	(112,997)	(17,816)
Provision for valuation allowance on deferred tax assets	3,601	15,764	—
Other	(53)	(1,295)	(115)
Actual income tax expense	$26,396	$42,061	$76,585

Net deferred tax assets were comprised of the following at December 31:

	2014	2013
Deferred tax assets:
Net operating loss carryforward	$35,433	$35,370
Bad debt and allowance for loan losses	10,727	6,397
Partnership losses	10,663	11,085
Intangible asset amortization	10,741	4,728
Accrued legal settlements	7,403	27,320
Reserve for servicing exposure	7,093	20,446
Accrued other liabilities	6,271	7,452
Accrued incentive compensation	5,029	10,037
Tax residuals and deferred income on tax residuals	4,021	3,963
Delinquent servicing fees	3,591	36,480
Stock-based compensation expense	3,431	2,956
Foreign deferred assets	2,568	2,802
Accrued lease termination costs	1,831	1,085
Capital losses	1,464	843
Valuation allowance on real estate	1,007	767
Interest rate swaps	494	743
Other	5,606	10,560
	117,373	183,034
Deferred tax liabilities:
Mortgage servicing rights amortization	14,696	51,619
Foreign undistributed earnings	6,249	—
Other	76	80
	21,021	51,699
	96,352	131,335
Valuation allowance	(19,365)	(15,764)
Deferred tax assets, net	$76,987	$115,571

We conduct periodic evaluations of positive and negative evidence to determine whether it is more likely than not that the deferred tax asset can be realized in future periods. Among the factors considered in this evaluation are estimates of future taxable income, future reversals of temporary differences, tax character and the impact of tax planning strategies that may be implemented, if warranted. As a result of this evaluation, we concluded that a valuation allowance of $19.4 million and $15.8 million was necessary at December 31, 2014 and 2013, respectively.
We recognized total interest and penalties of $2.3 million, $2.0 million and $(0.1) million in 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, accruals for interest and penalties were $5.9 million and $3.6 million, respectively. As of December 31, 2014 and 2013, we had a liability for selected tax items of $22.5 million and $23.7 million, respectively, all of which if recognized would affect the effective tax rate.
It is reasonably possible that there could be a change in the amount of our unrecognized tax benefits within the next 12 months due to activities of the Internal Revenue Service or other taxing authorities, including proposed assessments of additional tax, possible settlement of audit issues, or the expiration of applicable statutes of limitations. The range of the possible change in unrecognized tax benefits within the next 12 months cannot be reasonably estimated at December 31, 2014. However, we do not expect that change to have a material impact on our financial position or results of operations.
Our major jurisdiction tax years that remain subject to examination are our U.S. federal tax return for the years ended December 31, 2008 through the present, our USVI corporate tax return for the years ended December 31, 2012 through the present and our India corporate tax returns for the years ended March 31, 2005 through the present. Our U.S. federal tax return for the years ended December 31, 2008, 2009, 2010 and 2012 are currently under examination. In addition, the U.S. federal tax return filed by our USVI subsidiary for the year ended December 31, 2012 is currently under examination. A reconciliation of the beginning and ending amount of the total liability for selected tax items is as follows for the years ended December 31:

	2014	2013
Beginning balance	$27,273	$22,702
Additions for tax positions of prior years	1,392	4,944
Reductions for tax positions of prior years	(6,010)	—
Lapses in statute of limitations	(132)	(373)
Ending balance	$22,523	$27,273

At December 31, 2014, we had U.S. NOL carryforwards of $100.4 million. These carryforwards will expire beginning 2019 through 2034. We believe that it is more likely than not that the benefit from certain federal NOL carryforwards will not be realized. In recognition of this risk, we have provided a valuation allowance of $19.1 million on the deferred tax assets relating to these federal NOL carryforwards. If our assumptions change and we determine we will be able to realize these NOLs, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets as of December 31, 2014 will be accounted for as a reduction of income tax expense. We have capital loss carryforwards of $23.0 million at December 31, 2014.
As of December 31, 2014, we have recognized a deferred tax liability of $6.2 million for India, Mauritius and Luxembourg subsidiary undistributed earnings of $31.9 million. We anticipate repatriating the $31.9 million of earnings in 2015. With the exception of the planned repatriation of India, Mauritius, and Luxembourg subsidiary earnings, we consider the remainder of our foreign subsidiary undistributed earnings to be indefinitely invested outside the U.S. based on our specific plans for reinvestment. As of December 31, 2014, our foreign subsidiaries have approximately $327.0 million of undistributed earnings and $112.9 million of cash and short term investments. Should we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely reinvested. Determination of the amount of unrecognized deferred tax liability is not practicable.
OMS is headquartered in Frederiksted, St. Croix, USVI and is located in a federally recognized economic development zone where qualified entities are eligible for certain benefits. We refer to these benefits as “EDC benefits” as they are granted by the USVI Economic Development Commission. We were approved as a Category IIA service business, and are therefore entitled to receive benefits that have a favorable impact on our effective tax rate. These benefits, among others, enable us to avail ourselves of a credit of 90% of income taxes on certain qualified income related to our servicing business. The exemption was granted as of October 1, 2012 and is available for a period of 30 years until expiration on September 30, 2042. The impact of these EDC benefits decreased foreign taxes by $61.2 million and $109.1 million for 2014 and 2013, respectively. The benefit of these EDC benefits on diluted earnings per share was $0.47 and $0.78 for 2014 and 2013, respectively.